UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

KAIROUS ACQUISITION CORP. LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41155	n/a
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 9-3, Oval Tower @ Damansara,

No. 685, Jalan Damansara,

60000 Taman Tun Dr. Ismail,

Kuala Lumpur, Malaysia

(Address of Principal Executive Offices) (Zip Code)

+603 7733 9340

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on April 23, 2021, Kairous Acquisition Corp. Limited (the “Company”) issued an unsecured promissory note to Kairous Asia Limited (the “Sponsor”), pursuant to which the Company may borrow up to an aggregate principal amount of $200,000 (the “Working Capital Note”). On May 12, 2021, the maximum amount available under the Working Capital Note was increased to $1,000,000. On December 10, 2021, the Sponsor agreed to extend the maturity date of the original Working Capital Note to the earlier of (i) July 30, 2023 or (ii) the consummation of the initial business combination. On May 10, 2023, the Company and the Sponsor entered in to an amendment to the Working Capital Note, whereby the Sponsor and the Company agreed that the Working Capital Note shall be payable on the earlier of: (i) July 30, 2023 or (ii) the date on which the Company consummates the initial business combination, by conversion of the Working Capital Note into ordinary shares of the Company concurrently with the closing of a business combination at a price of $10.10 per share. On September 18, 2023. the Company and the Sponsor amended the Working Capital Note to extend the maturity date to the earlier of: (i) December 16, 2023 or (ii) the date on which the Company consummates the initial business combination.

On October 25, 2023, the Company and the Sponsor entered in to another amendment to the Working Capital Note to increase the principal amount of the Working Capital Note (the “Amendment”) from $1,000,000 to $2,000,000. A copy of the Amendment is filed herewith as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Amendment to Promissory Note, dated as of October 25, 2023, by and between Kairous Acquisition Corp. Limited and Kairous Asia Limited
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2023	Kairous Acquisition Corp. Limited

	By:	/s/ Joseph Lee Moh Hon
	Name:	Joseph Lee Moh Hon
	Title:	Chief Executive Officer

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